Exhibit 10.103

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3rd Amendment to the

CAPTISOL® SUPPLY AGREEMENT

dated as of

December 20th, 2002 and amended July 29, 2005 and March 1, 2007

BY AND BETWEEN

CYDEX, INC.

AND

THE HOVIONE GROUP

Dated as of January 28, 2008

3rd AMENDMENT TO THE CAPTISOL® SUPPLY AGREEMENT

THIS 3rd AMENDEMENT TO THE CAPTISOL SUPPLY AGREEMENT (the “AGREEMENT”) is entered into as of January 28, 2008, by and between:

(1)	CYDEX, INC., a Delaware corporation with an office at 10513 W. 84th Terr, Lenexa, Kansas, 66214 (“CYDEX”); and

(2)	HOVIONE LLC, a New Jersey limited liability company with an office at 40 Lake Drive, East Windsor, New Jersey 08250 (“AGENT”), acting as exclusive sales agent for the USA for the manufacturers, HOVIONE FARMACIENCIA S.A., a Portuguese corporation (“HOVIONE SA”), and HOVIONE PHARMASCIENCE LIMITED, a Macau corporation (“HOVIONE LIMITED”), and acting as exclusive sales agent for the project manager HOVIONE INTERNATIONAL LIMITED, a Hong Kong corporation with an office at 172 Gloucester Road, Wanchai, Hong Kong (“HOVIONE INTERNATIONAL”), jointly and severally. AGENT, HOVIONE SA, HOVIONE LIMITED and HOVIONE INTERNATIONAL are collectively referred to herein as “HOVIONE”).

This 3rd Amendment to the Captisol Supply Agreement is hereafter referred to as the “Amendment No. 3”.

BACKGROUND

Both parties declare that the original intent of the AGREEMENT entered into has been met and remains valid. The parties feel that it is appropriate to clarify and update certain terms set forth in the AGREEMENT. Specifically, the parties have agreed to [***] the minimum annual purchase requirement of Captisol, to remove the obligation of HOVIONE to hold additional inventory, to grant HOVIONE rights to practice under a certain patent, and to clarify how certain exchange rates should be determined and applied.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises hereinafter made and the mutual benefits to be derived from this Amendment No. 3, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. All capitalized terms used herein shall have the meaning given to them in the AGREEMENT, unless otherwise defined herein.

2. Amendment to Article I (Definitions). The following term has been amended to read in its entirety:

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““INITIAL TERM” means the period commencing upon the EFFECTIVE DATE and ending on March 31, 2014.”

3. Amendment to Section 3.5 (Forecasts, Purchase Orders and Minimum Orders). Section 3.5 is hereby amended to change the minimum annual purchase requirement from a minimum of [***]to [***]. As amended, Section 3.5 shall read in its entirety:

“3.5 FORECASTS, Purchase Orders and Minimum Quantities. Within [***]) days after the commencement of any CONTRACT YEAR, CYDEX shall provide HOVIONE with a written [***] forecast of its anticipated purchase order for commercial quantities of CAPTISOL for the subsequent [***] (“FORECAST”), specifying quantities and delivery dates. Not later than [***] months in advance of such CONTRACT YEAR, CYDEX shall be required to place its irrevocable purchase order for [***] % of the aggregate quantities of CAPTISOL specified in its FORECAST, provided that CYDEX shall have the right, with respect to not more than [***] % of FORECASTED quantities, to (i) [***] such FORECASTED quantities, and/or (ii) [***] among deliveries scheduled and new delivery dates, provided in aggregate the changed amounts are not disproportionately concentrated in time thereby causing HOVIONE to produce and deliver in that period in excess of the [***]% its obligations. CYDEX’s irrevocable purchase order shall be for at least [***]. HOVIONE shall confirm acceptance of such annual irrevocable purchase order within [***] days of receipt. Should CYDEX desire to make additional changes in quantities and/or delivery dates, CYDEX shall notify HOVIONE and HOVIONE will use its best commercial efforts to accommodate CYDEX’s requests.”

4. Deletion of Section 3.7 (Additional Inventory). The parties agree that HOVIONE is not required to manufacture and hold in inventory an additional quantity of CAPTISOL equal to [***]% of the quantities specified by CYDEX in each of its purchase orders. Accordingly, Section 3.7 of the AGREEMENT is hereby deleted in its entirety.

5. Amendment to Section 4.1 (Initial UNIT PRICES). Section 4.1 is hereby amended to read in its entirety:

“4.1 Initial UNIT PRICES. As full compensation for the performance of HOVIONE hereunder for the manufacture and supply of CAPTISOL from its Loures site from and after the COMMERCIAL PRODUCTION DATE, CYDEX shall pay HOVIONE the following supply prices (“UNIT PRICES”) for CAPTISOL:

Quantities of CAPTISOL Supplied in a CONTRACT YEAR	UNIT PRICES (US$)
[***]	[***]

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For supplies in excess of [***] CYDEX shall pay HOVIONE the following supply prices (“UNIT PRICES”) for CAPTISOL, till a minimum price of $ [***]

Price = [***]

e.g.: for a supply of [***]

Such UNIT PRICES shall be adjusted only as provided in Section 4.2 hereof. An estimated UNIT PRICE for deliveries of CAPTISOL to be used for all invoices in a given CONTRACT YEAR shall be based on the purchase order for such CONTRACT YEAR. Within [***] days following the end of each CONTRACT YEAR, CYDEX shall submit to HOVIONE a reconciliation of the total amount that should have been paid by CYDEX for all quantities of CAPTISOL purchased during such CONTRACT YEAR in accordance with the actual UNIT PRICE against the total amounts actually billed by HOVIONE and paid for by CYDEX for such quantities based on the estimated UNIT PRICE for such year. If such reconciliation shows that CYDEX has overpaid for such purchases, then HOVIONE shall, upon [***] days’ notice, at CYDEX’s election, either refund such overpayment or credit such overpayment against future purchases of CAPTISOL. If such reconciliation shows that CYDEX has underpaid for such purchases, then CYDEX shall remit the balance so determined to be due to HOVIONE within [***] [***] days of its submission of such reconciliation. Such UNIT PRICES include all raw materials, conversion costs and delivery costs (other than customs duties, if any, in the country where CAPTISOL is to be delivered as directed by CYDEX).”

6. Amendment to Section 6.11 (Relationship Management). The representatives to the Technical Committee and the Management Committee shall be amended to be as follows:

“The Technical Committee shall be composed of one representative of each party. Initially, such representatives shall be:

• For CyDex:	Dr. Vincent Antle

• For Hovione:	Mr. Pedro Duarte”

“The Management Committee shall be composed of one representative of each party. Initially, such representatives shall be:

• For CyDex:	Mr. Allen Roberson

• For Hovione:	Mr. David Hoffman”

7. Amendment to Section 7.2 (Proprietary Rights). Section 7.2 is hereby amended to add a new subclause (f) that shall read in its entirety:

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“(f) License Under U.S. Patent No. [***]. CYDEX hereby grants HOVIONE a limited, nonexclusive license, without the right to sublicense, under U.S. Patent No. [***] solely to manufacture CAPTISOL pursuant to this AGREEMENT.

For the avoidance of doubt, HOVIONE shall not have any rights under U.S. Patent No. [***] outside the scope of the license granted herein.”

8. Amendment to Section 8.2(v). Section 8.2(v) is hereby amended to read in its entirety:

“(v) In addition to the foregoing, HOVIONE warrants and represents to CYDEX that it has not, nor will it, use in any capacity the services of any person (1) debarred or suspended under 21 U.S.C. Sections 335(a) or 335(b) or (2) debarred or suspended pursuant to any other federal, state or foreign regulatory authority which has jurisdiction over HOVIONE’s operations or products.

9. Amendment to Exhibit D Subsection 4 (Threshold). Subsection 4 of Exhibit D is hereby amended to read in its entirety:

“Threshold. Following the last date of release by HOVIONE to CYDEX of a commercial campaign of CAPTISOL, the parties shall refer to the exchange rate for U.S. Dollars to Euro as reported by the Wall Street Journal, Eastern U.S. edition on the date (or the next business day if such date is on a weekend or holiday). Such exchange rate shall be referred to as the ACTUAL EXCHANGE RATE. In the event that the ACTUAL EXCHANGE RATE for the US. Dollar to the Euro deviates by more than [***] percent ([***]%) [***] from the REFERENCE EXCHANGE RATE (as determined by subtracting the ACTUAL EXCHANGE RATE from the REFERENCE EXCHANGE RATE and then taking the result and dividing it by the REFERENCE EXCHANGE RATE), then the UNIT PRICES for such commercial campaign batch of CAPTISOL released by HOVIONE to CYDEX shall be proportionately adjusted as described in Subsection 5 of this Exhibit D. The parties hereby agree that they anticipate adjusting the UNIT PRICES for currency exchange rate deviations no more than [***] a CONTRACT YEAR. If currency exchange rate deviations cause the UNIT PRICES to be adjusted more frequently than [***] in a given CONTRACT YEAR, then the parties shall negotiate in good faith whether this Subsection 4 of this Exhibit D should be further amended.

By way of example, if the last date of release of a commercial campaign batch of CAPTISOL was released by HOVIONE to CYDEX on January 15 of a given CONTRACT YEAR, then the parties would refer to the exchange rate for U.S. Dollars to Euro as reported by the Wall Street Journal, Eastern U.S. edition on January 15 of such CONTRACT YEAR (or the next business day if such date was on a weekend or holiday). If such ACTUAL EXCHANGE RATE differed from the REFERENCE EXCHANGE RATE by more than [***] percent ([***]%), then the UNIT PRICES for such

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commercial campaign batch would be adjusted according to Subsection 5 of this Exhibit D.”

10. Amendment to Exhibit D Subsection 5 (Calculations). Reference to “for the new CONTRACT YEAR” in the second line of Subsection 5 of Exhibit D is hereby deleted. For the avoidance of doubt, but subject to the limitation of frequency described in Subsection 4 of Exhibit D, an ADJUSTMENT FACTOR shall be calculated after each release by HOVIONE to CYDEX of a commercial campaign batch of CAPTISOL.

11. Governing Law. This Amendment No. 3 shall be construed in accordance with the laws of the State of Delaware in the United States of America, without giving effect to the principles of conflicts of law thereof.

12. Continuing Effect. Nothing in this Amendment No. 3 is meant to subvert or otherwise alter the rights and obligations of either HOVIONE or CYDEX under the AGREEMENT, except as and to the extent expressly stated herein.

13. Counterparts. This Amendment No. 3 may be executed in multiple counterparts, each of which shall be an original as against any party whose signature appears thereon but each of which together shall constitute one and the same instrument.

Signature Page to Follow

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IN WITNESS WHEREOF, the parties, through their authorized representatives, have duly executed this Amendment No. 3 as of the date first written above.

CYDEX, INC.		HOVIONE LLC

By:	/s/ Allen K. Roberson	By:	/s/ David Hoffman
Name:	Allen K. Roberson	Name:	David Hoffman
Title:	Chief Financial Officer	Title:	President-US Operations
Date:	5 February 2008	Date:	4 Feb 2008

HOVIONE FARMACIENCIA S.A.		HOVIONE PHARMASCIENCE LIMITED

By:	/s/ Noé Carreira	By:	/s/ G. Villax
Name:	Noé Carreira	Name:	G. Villax
Title:	Director	Title:	Chief Executive
Date:	25 Jan. 2008	Date:	25 Jan. 2008

HOVIONE INTERNATIONAL LIMITED

By:	/s/ G. Villax
Name:	G. Villax
Title:	Chief Executive
Date:	25 Jan. 2008

Signature Page to Amendment No. 3 to the Captisol Supply Agreement

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